Prospectus Supplement

John Hancock Funds II

John Hancock Absolute Return Currency Fund (the Fund)

Supplement dated August 8, 2022 to all current Prospectuses, the Summary Prospectus and the Statement of Additional Information (SAI), as may be supplemented

The following information supplements and supersedes any information to the contrary relating to all classes of shares offered by the Fund contained in the Prospectuses, Summary Prospectus and SAI.

First Quadrant, LLC (First Quadrant), the subadvisor to the Fund, announced on June 16, 2022 that it has entered into an agreement with Systematica Investments Limited (Systematica), under which Systematica would acquire First Quadrant. The transaction is expected to close in the fourth quarter of 2022. Announcement of the transaction and the impending change in ownership at First Quadrant triggered an extensive due diligence review process by John Hancock Investment Management LLC, the Fund’s investment adviser, to understand the potential impact of the transaction on the Fund and the Fund’s ability to meet its investment objective. In connection with this process, effective after the close of business on September 6, 2022, shares of all classes of the Fund may no longer be purchased by new investors, except as noted below.

1.	Existing shareholders of the Fund as of the close of business on September 6, 2022 may continue to purchase additional shares of the Fund in their existing Fund accounts, and may continue to reinvest dividends or capital gains distributions received from the Fund.
2.	New accounts established with existing shares of the Fund by transfer, such as transfers because of a change in broker, transfer-in-kind, divorce, or death, will be permitted.
3.	Participants in group employer retirement plans, including 401(k), 403(b) and 457 plans, non-qualified deferred compensation, and health savings account programs (and their successor plans) (a “plan”) may establish an account in the Fund if the Fund has been approved by September 6, 2022 as an investment option under the plan (or under another plan sponsored by the same employer).
4.	Group retirement models or broker-dealer discretionary programs that include the Fund as an investment option, or have approved the Fund as an investment option as of September 6, 2022, may continue to make Fund shares available to new and existing accounts.

If a shareholder redeems all Fund shares in his or her account, the shareholder will not be able to buy additional Fund shares or reopen his or her account.

The Fund reserves the right to change or make exceptions to these policies at any time and may permit new accounts in the Fund to be opened by certain investors, including investors not identified above.

You should read this Supplement in conjunction with the Fund’s Prospectuses, Summary Prospectus and SAI and retain it for your future reference.

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